MesaLabs

Investor Presentation

Gary Owens, President and CEO
John Sakys, CFO
John Sullivan, Chairman and Investor Relations

Safe Harbor Statement

The information provided in this presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, among others, statements regarding our operating results, the success of our internal operating plans and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations. Generally, the words "believe," "estimate," "expect," "project," "anticipate," "intend," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to revenue growth and statements expressing general views about future operating results — are forward-looking statements. In addition, forward-looking statements include statements in connection with the ability to successfully integrate the businesses, risks related to disruption of management time from ongoing business operations due to the acquisition of Gyros Protein Technologies Holding AB ("GPT"), the risk that any announcements relating to the transaction could have adverse effects on the market price of Mesa Labs' securities, the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation relating to the transaction, the risk that the transaction and its announcement could have an adverse effect on the ability of Mesa Labs and GPT to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that the combined company may not operate as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or that it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in our Annual Report on Form 10-K for the year ended March 31, 2019, and those described from time to time in our subsequent reports filed with the Securities and Exchange Commission.

In this presentation, we refer to non-GAAP financial measure adjusted operating income ("AOI") which is defined to exclude the non-cash impact of amortization of intangible assets, stock-based compensation expense, and impairment loss on goodwill and long-lived assets. We are unable to provide a reconciliation of forward-looking AOI because components of the calculation are inherently unpredictable and currently unknown. We refer to certain non-GAAP financial measures in this presentation including adjusted operating income ("AOI") which is defined to exclude the non-cash impact of amortization of intangible assets, stock-based compensation expense, and impairment loss on goodwill and long-lived assets. Reconciliations of certain of the non-GAAP financial measures (including AOI) to the most directly comparable GAAP financial statements can be found in various reports that are filed with the SEC and page 22 of this presentation.

MesaLabs

Introduction

Basics

MLAB (NASDAQ), public since 1984
Headquartered in Denver, Colorado
~500 Employees = ~375 entering FY20 + ~ 115 GPT

What We Do

Diversified quality control instruments, consumables and services for niche applications in highly regulated markets

How We Win…

Long term organic growth tailwinds
Complemented by targeted M&A
Accelerated by customer first lean journey = *The Mesa Way!*

Historical Financials – By the Numbers

Revenues FY19	$103 M ⬆ 7% YoY
Gross Margin FY19	59% ⬆ 2% YoY
AOI Margin FY19*	25% ⬇ -1% YoY
CAGR FY09-19 Revenues	16%
FY15-FY19 Growth Mix	4% organic growth with low cyclicality 11% acquisition
Sustainability	Renewed infrastructure and executive team

*FY19 AOI metric includes $3,300,000 unusual charge for TCPA legal accrual in 2Q19. Excluding this charge, FY19 AOI% = 28%; +2% YoY

FYE: March 31

MesaLabs

FY19 Snapshot


= mix vs. FY18
100%
80%
60%
40%
20%
0%
Percentage of Revenue
Packaging
Monitoring
Instruments
Sterilization & Disinfection
Other
Food & Bev
Healthcare Services
Pharma & Medical Device
CAPEX HW*
OPEX Hardware
Services
Consumables
Rest of World
Asia Pacific
Europe
North America
Distribution
Direct
Division
Verticals
Revenue Type
Geography
Channel

High quality product mix, attractive end markets, defensible recurring revenues, geographic opportunity, and deep customer intimacy

*<$15,000 per order

Note: Excludes Gyros Protein Technologies closed Nov 1, 2019

MesaLabs

10 Year Financial Performance



Revenues
Adjusted Operating Income
Net Income
Adjusted Net Income
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Revenues ($K)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
AOI & Net Income ($K)
FY09
FY10
FY11
FY12
FY13
FY14
FY15
Y16
FY17
FY18
FY19*

Long history of compounding financial returns:

» **2009-19 CAGR = 16% Revenues; 12% AOI; 13% Adjusted Net Income** (defined as net income plus impairment loss on goodwill and long-lived assets and legal settlement for FY19 and FY18, only)

*FY19 AOI and NI metrics include $3,300,000 unusual charge for TCPA legal accrual in 2Q19. Excluding this charge, FY19 AOI = $29,156 and 2009-19 AOI CAGR = 13%

Note: Excludes Gyros Protein Technologies which closed Nov 1, 2019

FYE: March 31

MesaLabs

10 Year Share Performance


Share Price ($/Share)
250
200
150
100
50
0
Index (October 31, 2009 = 1)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2009 Oct
2010 Jan
2010 Apr
2010 Jul
2010 Oct
2011 Jan
2011 Apr
2011 Jul
2011 Oct
2012 Jan
2012 Apr
2012 Jul
2012 Oct
2013 Jan
2013 Apr
2013 Jul
2013 Oct
2014 Jan
2014 Apr
2014 Jul
2014 Oct
2015 Jan
2015 Apr
2015 Jul
2015 Oct
2016 Jan
2016 Apr
2016 Jul
2016 Oct
2017 Jan
2017 Apr
2017 Jul
2017 Oct
2018 Jan
2018 Apr
2018 Jul
2018 Oct
2019 Jan
2019 Apr
2019 Jul
2019 Oct
= MLAB
= S&P 500

Compounding financial performance = compounding share performance: Oct 2009-19= 25% CAGR

Defensive stock: S&P 500 Peak to Full Recovery (Apr 07-12) = 21% CAGR; S&P 500 = ~0%

MesaLabs

MesaLabs

The growth we continue to see is driven by our purpose.

Our purpose is to
Protect the Vulnerable.



We're committed to protecting vulnerable people, processes and products

Endoscopy



Sterilization & Disinfection Controls (SDC)

Invitro Fertilization



Cold Chain Monitoring

Cancer & Autoimmune



Biopharmaceutical Development, SDC, Instruments (DataTrace)

Diabetes



Instruments (DialyGuard), SDC

Safety



Instruments (DryCal)

Environmental



Instruments (BGI)

MesaLabs

Instruments

Vertical Markets

- Dialysis
- Pharmaceutical
- Healthcare Services
- Food & Beverage
- Safety & Environmental

Growth Drivers

- Pharma manufacturing and dialysis
- Environmental regulations in high growth geographies
- Regulatory-driven product upgrades



Dialysis Calibration & Standards



Equipment / Process Validation Data Loggers



Gas Flow Calibrators



Cap Torque Validation



Air Quality Monitor Calibration

Niche calibration and controls for applications demanding the highest standards

Sterilization & Disinfection Control (SDC)

Vertical Markets

- Pharmaceutical
- Medical Device
- Healthcare Services

Growth Drivers

- Pharma and medical device growth
- Increased focus on sterilization in healthcare
- Higher valueadded products


BACTERIAL SPORE TEST STRIP

Spore Strip Biological Indicators



Chemical Indicators



Cleaning Verification



Self-Contained Biological Indicators



Process Challenge Devices


MesaLabs

Lab Testing Services

Quality assurance in validated sterilization and disinfection processes

MesaLabs

Cold Chain Monitoring

Vertical Markets

- Pharmaceutical
- Healthcare Services
- Blood Banks

Growth Drivers

- Recurring revenue from SaaS and new equipment
- Increasing adoption in healthcare



Patient Safety
Product Performance
Regulatory Compliance
Internal Controls
Network or Internet
Gateway
Mesh Router
Mesh Router
Pressure
Humidity
Contact Closure
Current
Power
Temperature
Temperature

Continuous monitoring of the pharmaceutical supply chain

MesaLabs

Cold Chain Packaging

Pre-Acquisition (pre 2Q16)	USA Expansion (2Q16 to 4Q19)	Wind Down (4Q19 to ~4Q20)
• Smaller part of Infitrak, Cold Chain Monitoring acquisition • Greater Ontario focused footprint leveraging knowledge of Drug Distribution segment • Major USA expansion in process powering rapid growth	• USA anchor customer at very low GM% • USA expansion lacks local economies of scale • New, USA suppliers leverage price vs Mesa • Path to USA economies of scale / vertical integration unattractive	• Negotiated exit with USA anchor customer (1Q20) • SG&A consolidated to Lakewood HQ (4Q19 – 1Q20) • Prices increased to > break even, assisting customer transition (1Q20 onward) • Final shipments (4Q20)

Exiting by end of FY20

Growth via Acquisition

- Instruments
- Sterilization & Disinfection
- Cold Chain Monitoring
- Biopharmaceutical Development

1984 - 1999
- DataTrace
- Nusonics
- Automata

2006 - 2009
- Torqo
- Raven

Rev: ~$5M
GM%: ~50%

2010 - 2013
- Bios
- Suretorque
- SGM Biotech
- Apex
- Amega
- Tempsys

2014 - Today
- BGI
- IBP
- Simicon
- PCD
- ATS
- North Bay
- Amilabo
- BAG Healthcare
- +14 Int'l Distributors
- Freshloc
- Point Six Wireless
- Infitrak
- Gyros Protein Technologies

Rev: ~$50M
GM%: ~70%

Experienced acquirer in high quality niche markets

Gyros Protein Technologies Strategic Rationale

Attractive Growth 〉 Highly differentiated leader serving the fast-growing biopharmaceutical development market increasing Mesa's overall organic growth potential

Strong Team 〉 Brings a talented global team with a strong track record of innovation and deep customer intimacy

The Mesa Way 〉 Opportunity to leverage *The Mesa Way* to accelerate sustainable growth in a highly attractive business

Accretive to Mesa on multiple levels

Gyros Protein Technologies Snapshot



100%
80%
60%
40%
20%
0%
Percentage of Revenue
Peptide Synthesis
Immunoassay
Academia
Pharma
CAPEX HW*
OPEX Hardware
Service
Consumables
Asia Pacific
Europe
North America
Distribution
Direct
Product
Verticals
Revenue Type
Geography
Channel

~ $37-40M
Nov 2019 - Oct 2020 Revenues

>60%**
Gross Margin

>10%
Anticipated Organic Revenues Growth

Critical to quality products, serving attractive markets, solid recurring revenue profile, geographic opportunity and deep customer intimacy

*<$15,000 per order
**Excluding the impact of purchase accounting

MesaLabs

Biopharmaceutical Development - Immunoassay




Sandwich assay on streptavidin bead
Affinity-capture column (15 nL)
Bioaffy CD microstructure
Gyrolab Bioaffy CD



Automated, microfluidic immunoassay platform that solves critical repeatability, turnaround time, and sample size needs in Biopharmaceutical Development

Biopharmaceutical Development - Peptide Synthesis







Automated, parallel production of multiple synthetic peptides. Used to research and develop peptide-based therapies - e.g. Insulin (diabetes), Oxytocin (final stage pregnancy), Vasopressin(water retention).

Corporate Strategy

Portfolio

- Niche quality control tools, consumables, and services for highly regulated markets
- Stable, long term 5% - 7% organic revenues growth and high margins

Inorganic

- Niche business with application leadership in high quality markets. Extend record of 10% - 15% long term growth

Operating Model

- Leverage *The Mesa Way!* to build both the process muscle and team to support our high growth strategy

Appendix

Financial Detail

(Dollars in Thousands)		FY18	1Q19	2Q19	3Q19	4Q19	FY19	1Q20	2Q20
Revenues		$96,179	$25,142	$24,865	$26,682	$26,446	$103,135	$26,288	$25,536
	(% YoY)	3%	11%	8%	13%	-2%	7%	5%	3%
SDC	(% YoY)	12%	11%	16%	9%	-5%	4%	7%	4%
Instruments	(% YoY)	-1%	1%	9%	14%	0%	6%	9%	3%
Monitoring	(% YoY)	3%	10%	-6%	15%	7%	6%	3%	22%
Packaging	(% YoY)	-27%	90%	-11%	29%	-4%	18%	-28%	-45%
Gross Profit		$54,619	$15,091	$14,577	$15,634	$15,614	$60,916	$16,139	$15,476
	(% Rev)	57%	60%	59%	59%	59%	59%	61%	61%
Adj Op Income		$24,603	$7,363	$3,970*	$7,400	$7,124	$25,857*	$7,932	$7,424
	(% Rev)	26%	29%	16%	28%	27%	25%	30%	29%
Op Income		$2,183	$4,764	$1,138*	$1,320	$2,559	$9,781*	$5,392	$4,584
	(% Rev)	2%	19%	5%	5%	10%	9%	21%	18%
Net (Loss) Income		($2,962)	$4,230	$994*	$858	$1,402	$7,484*	$4,597	$3,062**
	(% Rev)	-3%	17%	4%	3%	5%	7%	17%	12%

*FY19 AOI and NI metrics include $3,300,000 unusual charge for TCPA legal accrual in 2Q19

** Q2FY20 NI metric includes $597,000 of non-cash interest expense associated with outstanding convertible notes

MesaLabs

Reconciliation of Non-GAAP Measures

(Dollars in Thousands)	FY18	1Q19	2Q19	3Q19	4Q19	FY19	1Q20	2Q20
Operating Income	$ 2,183	$ 4,764	$ 1,138	$ 1, 320	$ 2,559	$ 9,781	$ 5,392	$4,584
Amortization of Intangible Assets	6,929	1,860	1,842	1,716	1,672	7,090	1,672	1,658
Stock-Based Compensation Expense	1,672	739	990	695	1,788	4,212	868	1,182
Impairment loss on Goodwill and Long-Lived Assets	13,819	--	--	3,669	1,105	4,774	--	--
Adjusted Operating Income*	**$ 24,603**	**$ 7,363**	**$ 3,970**	**$ 7,400**	**$ 7,124**	**$ 25,857**	**$ 7,932**	**$7,424**
Net (Loss) Income	$ (2,962)	$ 4,230	$ 994	$ 858	$ 1,402	$ 7,484	$ 4,597	$3,062**
Impairment loss on Goodwill and Long-Lived Assets	13,819	--	--	3,669	1,105	4,774	--	--
Legal Settlement	--	--	3,330	--	--	3,300	--	--
Adjusted Net Income*	**$ 10,857**	**$ 4,230**	**$ 4,324**	**$ 4,527**	**$ 2,507**	**$ 15,558**	**$4,597**	**$3,062**

*Adjusted operating income (which excludes the non-cash impact of amortization of intangible assets, stock-based compensation and impairment losses on goodwill and long-lived assets) is used by management as a supplemental performance and liquidity measure, primarily to exclude the impact of acquisition-related intangible assets in order to compare current financial performance to historical performance, assess the ability of our assets to generate cash and the evaluation of potential acquisitions. Adjusted net income (which excludes impairment losses on goodwill and long-lived assets and the estimated legal settlement) is used by management as a supplemental performance measure, primarily to exclude the impact of charges that we do not expect to recur.

Adjusted operating income and adjusted net income should not be considered an alternative to, or more meaningful than, net income, operating income, cash flow from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance or liquidity.

**Q2FY20 NI metric includes $597,000 of non-cash interest expense associated with outstanding convertible notes

MesaLabs

The Mesa Way!

	M » MEASURE WHAT MATTERS	E » EMPOWER TEAMS	S » STEADILY IMPROVE	A » ALWAYS LEARN
WHAT	» Customer Driven Strategy » True North KPI's » Strategy Deployment » Enterprise Risk Management	» Cascade Objectives » Daily Management at Gemba » Initiative Teams	» Problem Solving » Kaizen » Action Planning » "Just Do It"	» Full Engagement » Performance Management » Development » Create Opportunities
HOW	» Customer-Centric Game Plan » Critical Few » Clear Direction » Stretch Goals	» Ownership » Coach vs. Direct » Fact-Based Decisions » Proactive and Urgent	» Seeks a Better Way » Problem Solves » Experimental » Bias for Action	» High Expectations » Transparent Communication » Passion for Teaching and Learning » Humility and Self-Awareness

MesaLabs

Officers



Gary Owens
President and Chief Executive Officer
(Sep 2017 – present)

Previously
- Danaher
  - VP & GM - Beckman Coulter Life Sciences
  - Corporate VP – Strategic Development
- Canon USA
- Trilogy Software
- Bain & Company



John Sakys
Chief Financial Officer
(Oct 2012 – present)

Previously
- VP & CAO - Berry Company
- CFO - Isonics
- AuraServ Communications
- Media One
- E&Y
- Arthur Andersen



Greg DiNoia
SVP - Commercial
(Nov 2017 – present)

Previously
- Danaher
  - Global VP - Trojan
  - VP Commercial – Hach
  - VP & GM – Gilbarco Veeder Root
- Metrologic



Brian Archbold
SVP – Continuous Improvement
(Jan 2018 – present)

Previously
- VP Operations - Quadrion
- Danaher
  - Director of Operations - Beckman Coulter Life Sciences
- Thermo Fisher Scientific

MesaLabs

Macro Growth Drivers

	Sterilization & Disinfection	Instruments	Cold Chain Monitoring	Biopharmaceutical Development
Regulatory	✓	✓	✓	✓
Healthcare	✓	✓	✓	✓
Safety	✓	✓	✓	✓
Environmental		✓		
High Growth Geographies	✓	✓		✓

Gyros Protein Technologies Transaction Details

Growth Potential — >10% anticipated mid-term core revenues and AOI* growth

ROIC — Expect high single digit AOI returns by year 5, AOI per share accretive in year 1*

Funding — Cash on hand

Strong value creation opportunity

*Excluding the impact of purchase accounting